Exhibit 99.1

CrossFirst Bankshares, Inc. Reports Second Quarter 2023 Results
LEAWOOD, Kan., July 17, 2023 (GLOBE NEWSWIRE) -- CrossFirst Bankshares,

Inc. (Nasdaq: CFB), the bank holding company for
CrossFirst Bank, today reported second quarter net income of $16.0 million, or $0.33 per diluted common share, and adjusted net income of $17.3 million, or $0.35 per diluted common share on an adjusted basis.
Second Quarter 2023 Key Financial Performance

Metrics
Net Income ROAA
(1)
Net Interest Margin –
Fully Tax Equivalent
(“FTE”)
(1)
Diluted EPS ROE
(1)
$16.0 million 0.93% 3.27% $0.33 9.94%
Adjusted Second Quarter 2023 Key Financial Performance

Metrics
(2)
Adjusted Net Income Adjusted ROAA
(1)
Net Interest Margin -
FTE
(1)
Adjusted Diluted
EPS
Adjusted ROE
(1)
$17.3 million 1.00% 3.27% $0.35 10.74%
CEO Commentary:
“We delivered consistent, strong earnings, grew our capital, right-sized our cost structure and maintained our deposit base in a challenging environment,” said CrossFirst’s CEO and President, Mike Maddox.

Mr. Maddox continued, “We remain focused on serving our clients, maintaining credit quality and executing on our strategic initiatives.”
2023 Second Quarter Highlights:
●
Received regulatory approval for the previously-announced acquisition of Canyon Bancorporation, Inc. and its wholly owned
subsidiary, Canyon Community Bank, N.A., which is expected to add low-cost liquidity and deepens our Arizona franchise;
the Company expects to close the transaction in the third quarter of 2023
●
Loans grew $149 million, or 2.6%, for the quarter and grew 7.9% year-to date;

loan growth was well diversified across
commercial and industrial, energy and commercial real estate – owner-occupied
●
Credit metrics remain strong with annualized net charge-offs of just 0.04%

of average total loans and a non-performing assets
to total assets ratio of 0.19%
●
Non-interest-bearing deposits stabilized, decreasing 4% from the prior quarter, while total deposits increased 4.5% due to an
increase in wholesale funding sources at quarter-end
●
Identified meaningful non-interest expense savings for the remainder of 2023, advancing our efficiency improvement goal
●
Book value per share grew to $13.39 while tangible book value per common share
(2)

grew to $12.67
(1)
Ratios are annualized.
(2)
With the exception of Net Interest Margin - FTE, represents a non-GAAP financial measure. See “Table 5. Non-GAAP Financial Measures” for a reconciliation of these measures.

Exhibit 99.1

Quarter-to-Date Year-to-Date
(Dollars in millions except per share data) June 30, 2023 March 31, 2023 June 30, 2022 June 30, 2023 June 30, 2022
Operating revenue
(1)
$ 60.3 $ 62.6 $ 50.9 $ 123.0 $ 99.0
Net income $ 16.0 $ 16.1 $ 15.5 $ 32.2 $ 32.4
Diluted earnings per common share $ 0.33 $ 0.33 $ 0.31 $ 0.65 $ 0.64
Return on average assets 0.93% 0.97% 1.12% 0.95% 1.18%
Adjusted return on average assets
(2)
1.00% 1.04% 1.20% 1.02% 1.21%
Return on average equity 9.94% 10.53% 10.15% 10.23% 10.30%
Adjusted return on average equity
(2)
10.74% 11.30% 10.82% 11.01% 10.62%
Net interest margin 3.23% 3.60% 3.46% 3.41%
3.35
%
Net interest margin -FTE
(3)
3.27% 3.65% 3.52% 3.46%
3.41
%
Efficiency ratio 62.02% 60.81% 57.36% 61.41% 57.46%
Adjusted efficiency ratio - FTE
(2)(3)
57.27% 56.42% 53.95% 56.84% 55.26%
(1)
Net interest income plus non-interest income.
(2)
Represents a non-GAAP financial measure. See "Table 5. Non-GAAP Financial Measures" for a reconciliation of these measures.
(3)
Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental federal income tax rate used is 21.0%.

Income from Operations
Net income totaled $16.0

million, or $0.33 per diluted common share, for the second quarter of 2023, compared to $16.1 million, or $0.33
per diluted common share, during the first quarter of 2023 and $15.5 million,

or $0.31 per diluted common share, during the second
quarter of 2022. On a linked quarter basis, net income was lower due to a decrease in net interest income partially offset by lower provision expense, lower non-interest expenses and higher non-interest income.

Compared to the same period in the prior year, the
quarter’s results were impacted by higher net interest income and non-interest income that were partially offset by higher provision
expense and non-interest expense.

The second quarter included severance charges of $1.3 million and acquisition

-related charges of $0.3 million, resulting in adjusted net
income of $17.3 million, or $0.35 per diluted common share on an adjusted basis, compared to adjusted net income of $17.3 million, or
$0.35 per diluted common share, on an adjusted basis for the first quarter of

2023.
Net Interest Income
Fully tax equivalent net interest income totaled $55.3 million for the quarter, compared to $59.0 million for the first quarter of 2023, as the benefit from higher average earning assets, higher loan yields and one additional day were more than offset by higher cost of funds.

Net
interest margin – FTE narrowed 38 basis points compared to the prior quarter to 3.27%.

Average earning assets increased $217 million compared to the prior quarter primarily due to higher average loan balances and average
investment balances. The increase in average loans and investments more than offset the lower average cash balances.

The yield on
earning assets widened 31 basis points entirely due to stronger loan yields from the repricing of variable rate loans as well as higher
pricing on new loans.

The cost of interest-bearing liabilities increased 68 basis points due to continued

pricing pressure on interest-bearing
deposits and due to the decrease in non-interest-bearing deposits experienced late in the first quarter of 2023, which negatively impacted the second quarter 2023 net interest margin.
Compared to the second quarter of 2022, net interest income – FTE increased $7.8 million while net interest margin - FTE decreased 25
basis points.

The higher income is due to 25% growth in average earning assets while the net interest margin – FTE decreased as higher
loan yields were more than offset by a higher cost of funds due to the rising rate environment. The increase in average earning assets was
entirely driven by higher average loan and investment balances, partially offset by lower average cash balances.

The yield on earning
assets increased 2.41% due to new loan production as well as repricing of variable rate loans.

The cost of funds increased 2.91% over the
same period due to pricing pressure on deposits as well as client migration into higher cost deposit products compared to the prior year.

CROSSFIRST BANKSHARES, INC.

Non-Interest Income
Non-interest income increased $1.4 million compared to the first quarter of 2023 and increased by $1.6 million compared to the same
quarter in 2022. The increase in non-interest income compared to both prior periods was due to increases in service charges and fees and
gains on sales of loans.

Additionally,

ATM and credit card interchange income decreased compared to the prior year due to one large
customer with pandemic-related activity that was not recurring.
Non-Interest Expense
Non-interest expense decreased $0.7 million from the first quarter of 2023 and increased $8.2 million from the second quarter of 2022.

The second quarter of 2023 included $0.3 million of acquisition-related expenses, most of which were included in professional fees, and
$1.3 million of employee separation costs included in salaries and employee benefits.

The first quarter of 2023 included $1.5 million of
acquisition-related expenses with $1.1

million included in professional fees, $0.2 million in salaries and employee benefits, $0.1 million in
advertising,

and $0.1 million in other non-interest expense. The second quarter of 2022 included $0.2 million of acquisition-related
expenses,

most of which were included in professional fees, and $1.0 million of employee separation costs included in other non-interest
expense.

Excluding these acquisition-related expenses and employee separation costs, non-interest expense decreased $0.8 million
compared to the first quarter of 2023

and increased $7.9 million compared to the second quarter of 2022.

Compared to the prior quarter,
data processing and professional fees were $1.0 million lower due to completion of projects in the first quarter.

Additionally, other non-
interest expenses

decreased $0.3

million primarily due to a decrease in discretionary expenses. Partially offsetting these decreases was an
increase in deposit insurance premiums primarily due to growth in assets and a higher assessment rate. Compared to the second quarter of
2022,

salaries and employee benefits costs were higher due to the addition of employees as part of the Colorado and New Mexico
acquisition,

as well as merit increases. Occupancy costs increased due to the addition of a second location in Dallas, Texas and new
properties in Colorado and New Mexico. Additionally, deposit insurance premiums increased as previously noted.

Software and
communication expenses increased due to technology for additional employees and clients as well as new technology implementation.
Core deposit intangible amortization expense also increased compared to the prior year as a result of the previously mentioned acquisition.

The Company’s effective tax rate for the second quarter of 2023 was 20.8%, as compared to 20.0% in the first quarter of 2023 and 20.6%
for the second quarter of 2022.
Statement of Financial Condition Performance & Analysis
During the second quarter of 2023, total assets increased by $0.2 billion, or 3%, compared to the end of the prior quarter and increased
$1.4 billion, or 25%,

compared to June 30, 2022. Total assets increased on a linked quarter basis primarily due to a $0.1 billion increase in
loans.

The year-over-year increase was primarily due to an increase in loans of $1.3 billion, including $0.4 billion in acquired loans.

Deposits increased $0.3 billion compared to March 31, 2023, and increased $1.4 billion from June 30, 2022, including $0.6 billion in acquired deposits.
Loan Results
During the second quarter of 2023, loans increased

$149 million, or 11% annualized, compared to March 31, 2023, and increased

$1.3
billion, or 28%,

compared to June 30, 2022, including the impact of acquired loans which added 9%. The linked quarter increase in loans
was a result of growth primarily in the commercial and industrial, energy and commercial real estate – owner-occupied portfolios.

The
loan increase compared to June 30, 2022 was primarily due to growth in the commercial and industrial, commercial

real estate – owner-
occupied and commercial real estate – non-owner-occupied portfolios and included the impact of acquired loans.
6/30/23 3/31/23 12/31/22 9/30/22 6/30/22
% of
Total
QoQ
Growth
($)
QoQ
Growth
(%)
YoY
Growth
($)
YoY
Growth
(%)
(Dollars in millions)
Period-end loans (gross)
Commercial and industrial $ 2,058 $ 2,034 $ 1,975 $ 1,689 $ 1,600 36% $ 24 1% $ 458 29%
Energy 233 194 173 179 233 4 39 20 - 0
Commercial real estate -
owner-occupied
543 478 437 362 373 9 65 14 170 46
Commercial real estate -
non-owner-occupied
2,480 2,472 2,315 1,988 1,897 42 8 0 583 31
Residential real estate 440 440 439 421 395 8 - 0 45 11
Consumer 43 30 34 39 30 1 13 43 13 43
Total $ 5,797 $ 5,648 $ 5,373 $ 4,678 $ 4,528 100% $ 149 3% $ 1,269 28%

CROSSFIRST BANKSHARES, INC.

Deposit & Other Borrowing Results
During the second quarter of 2023, deposits increased 5%,

compared to March 31, 2023, and increased 29%,

compared to June 30, 2022.
The deposit increase compared to March 31, 2023 was due to increases in time deposits, partially offset by decreases in all other deposit categories. Approximately one-third of the time deposit increase was from new client money and shifts from other deposit categories with
the balance representing an increase in wholesale funding. The deposit increase compared to June 30, 2022 was due to increases in
transaction deposits, savings and money market deposits and time deposits, includin

g

acquired deposits, partially offset by decreases in
non-interest-bearing deposits.

6/30/23 3/31/23 12/31/22 9/30/22 6/30/22
QoQ
Growth
($)
QoQ
Growth
(%)
YoY
Growth
($)
YoY
Growth
(%)
(Dollars in millions)
Period-end deposits
Non-interest-bearing deposits $ 928 $ 970 $ 1,400 $ 1,114 $ 1,163 $ (42) (4) % $ (235) (20) %
Transaction deposits 604 665 544 519 497 (61) (9) 107 22
Savings and money market deposits 2,730 2,826 2,761 2,605 2,351 (96) (3) 379 16
Time deposits 1,838 1,376 946 750 733 462 34 1,105 151
Total $ 6,100 $ 5,837 $ 5,651 $ 4,988 $ 4,744 $ 263 5% $ 1,356 29%
Asset Quality and Provision for Credit Losses
The Company recorded $2.6 million of provision expense, compared to $4.4 million in the prior quarter and $2.1 million in the prior year second quarter. The current quarter’s provision expense was primarily driven by loan growth and net charge-offs of $0.6 million.
Non-performing assets increased $2.1

million to $13.3 million at June 30, 2023 primarily due to an increase in non-accrual loans

,

partially
offset by the sale of one other real estate owned property. The non-performing assets to total assets ratio decreased from 0.54% at June 30,
2022

to 0.19% at June 30, 2023.
Annualized net charge-offs were 0.04% for the quarter compared to 0.12% in the prior quarter and 0.10%
in the prior year second quarter.
The allowance for credit losses was $67.6 million or 1.17% of outstanding loans at June 30, 2023. The combined allowance for credit
losses and accrual for off-balance sheet credit risk from unfunded commitments (“RUC”) was $75.3 million or 1.30% of outstanding loans which was consistent with the linked quarter and lower than the prior year second quarter, owing primarily to the reduction in specific reserves on non-performing loans.
The following table provides information regarding asset quality.
Asset quality

(Dollars in millions)
6/30/23 3/31/23 12/31/22 9/30/22 6/30/22
Non-accrual loans $ 12.9 $ 9.5 $ 11.3 $ 16.9 $ 27.7
Other real estate owned - 0.9 1.1 1.0 1.0
Loans 90+ days past due and still accruing 0.4 0.8 0.8 0.3 2.2
Non-performing assets $ 13.3 $ 11.2 $ 13.2 $ 18.2 $ 30.8
Loans 30 - 89 days past due 13.3 5.1 19.6 21.4 16.6
Net charge-offs (recoveries) 0.6 1.6 (0.3) 1.9 1.1
Asset quality metrics (%) 6/30/23 3/31/23 12/31/22 9/30/22 6/30/22
Nonperforming assets to total assets 0.19% 0.16% 0.20% 0.31% 0.54%
Allowance for credit losses to total loans 1.17 1.15 1.15 1.19 1.23
Allowance for credit losses + RUC to total loans
(2)
1.30 1.30 1.31 1.34 1.35
Allowance for credit losses to non-performing loans 508 629 514 324 187
Net charge-offs (recoveries) to average loans
(1)
0.04 0.12 (0.02) 0.16 0.10
Provision to average loans
(1)
0.18 0.32 0.53 0.29 0.19
Classified Loans / (Total Capital + ACL) 9.7 9.4 10.1 11.3 12.1
Classified Loans / (Total Capital + ACL + RUC)
(2)
9.6 9.3 10.0 11.2 12.0
(1)
Interim periods annualized.
(2)
Includes the accrual for off-balance sheet credit risk from

unfunded commitments

CROSSFIRST BANKSHARES, INC.

Capital Position
At June 30, 2023, stockholders' equity totaled $651 million, or $13.39 per common share, compared to $645 million, or $13.28 per
common share, at March 31, 2023. The increase was due to net income partially offset by an increase in accumulated other comprehensive
loss from the unrealized loss on available-for-sale securities, net of tax.

Tangible book value per common share was $12.67 at June 30, 2023,

an increase of $0.13 from March 31, 2023.

The ratio of common
equity Tier 1 capital to risk-weighted assets was approximately 9.5%, and the ratio of total capital to risk-weighted assets was
approximately 10.7% at June 30, 2023.

CROSSFIRST BANKSHARES, INC.

Conference Call and Webcast
Management will host a conference call to review second quarter financial results on Tuesday, July 18, 2023, at 10 a.m. CT / 11 a.m. ET.
The conference call and webcast may also include discussion of Company developments, forward-looking statements and other material
information about business and financial matters. To access the event by telephone,

please dial
(
844)

481-2831 at least fifteen minutes
prior to the start of the call and request access to the CrossFirst Bankshares call. International callers should dial
+1 (412) 317-1851 and
request access as directed above.

The call will also be broadcast live over the internet and can be accessed via the following link:
https://edge.media-server.com/mmc/p/2trnbcdr.

Please visit the site at least 15 minutes prior to the call to allow time for registration.

For
those unable to join the presentation, a replay of the call will be available two hours after the conclusion of the live call. To access the
replay, dial (877) 344-7529 and enter the replay access code 8140702

.

International callers should dial +1 (412) 317-0088 and enter the same access code. A replay of the webcast will also be available for 90 days on the Company’s website
https://investors.crossfirstbankshares.com/.
Cautionary Notice about Forward-Looking Statements
The financial results in this press release reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. This earnings release contains forward-looking statements regarding,

among other things, our business plans,
expansion targets and opportunities, expected completion and timing of completion of our acquisition of Canyon Bancorporation, Inc.,

and
future financial performance. Any statements about management’s expectations, beliefs, plans, predictions,

forecasts, objectives,
assumptions or future events or performance are not historical facts and may be forward-looking.

These statements are often, but not
always, made through the use of words or phrases such as “growth,” “approximately,”

“believe,” “future,” “optimistic,” “opportunity,”
“anticipated,” “expectations,” “expect,” “will,” “initiatives,” “could,”

“strategy,” “goal,” “focused,” “work toward” and similar words or phrases. The inclusion of forward-looking information in this earnings release should not be regarded as a representation by us or any
other person that the future plans, estimates or expectations contemplated by us will be achieved.

The Company has based these forward-
looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Our actual results could differ materially from those anticipated in such forward-looking statements.
Accordingly, the Company cautions you that any such forward-looking statements are not a guarantee of future performance and that
actual results may prove to be materially different from the results expressed or implied by the forward-looking statements due to a
number of factors. Such factors include, without limitation, a decline in general business and economic conditions and any regulatory
responses thereto, including uncertainty and volatility in the financial markets; interest rate fluctuations; our ability to effectively execute
our growth strategy and manage our growth, including identifying and consummating suitable mergers and acquisitions, entering new lines
of business or offering new or enhanced services or products; the transition away from the London Interbank Offered Rate (LIBOR);
fluctuations in fair value of our investments due to factors outside of our control;

our ability to successfully manage credit risk and the
sufficiency of our allowance; geographic concentration of our markets; economic impact on our commercial real estate and commercial-
based loan portfolios, including declines in commercial and residential real estate values;

an increase in non-performing assets; our ability
to attract, hire and retain key personnel; maintaining and increasing customer deposits, funding availability,

liquidity and our ability to
raise and maintain sufficient capital; competition from banks, credit unions and other financial services providers; the effectiveness of our risk management framework; accounting estimates; our ability to maintain effective internal control over financial reporting; our ability to keep pace with technological changes; cyber incidents or other failures, disruptions or security breaches; employee error, fraud committed
against the Company or our clients, or incomplete or inaccurate information about clients and counterparties; mortgage markets; our
ability to maintain our reputation; costs and effects of litigation; environmental liability;

risk exposure from transactions with financial
counterparties; severe weather, natural disasters, acts of war or terrorism or other external events; and changes in laws, rules, regulations, interpretations or policies relating to financial institutions. These and other factors that could cause results to differ materially from those
described in the forward-looking statements, as well as a discussion of the risks and uncertainties that may affect our business, can be found in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and
Exchange Commission. These forward-looking statements are made as of the date of this communication, and we disclaim any obligation
to update any forward-looking statement or to publicly announce the results of any revisions to any of the forward-looking statements
included herein, except as required by law.
About CrossFirst Bankshares, Inc.
CrossFirst Bankshares, Inc. (Nasdaq: CFB) is a Kansas corporation and a registered bank holding company for its wholly owned
subsidiary,

CrossFirst Bank, a full-service financial institution that offers products and services to businesses, professionals, individuals,
and families. CrossFirst Bank, headquartered in Leawood, Kansas, has locations in Kansas, Missouri, Oklahoma, Texas, Arizona,
Colorado, and New Mexico.
INVESTOR CONTACT
Mike Daley, Chief Accounting Officer and Head of Investor Relations
mike.daley@crossfirstbank.com
(913) 754-9707
https://investors.crossfirstbankshares.com

CROSSFIRST BANKSHARES, INC.

TABLE 1. CONSOLIDATED STATEMENTS OF FINANCIAL

CONDITION (UNAUDITED)
June 30, 2023 March 31, 2023 December 31, 2022
(Dollars in thousands)
Assets
Cash and cash equivalents
$
342,497
$
262,971
$
300,138
Available-for-sale securities - taxable
297,097 280,408 198,808
Available-for-sale securities - tax-exempt
446,803 470,843 488,093
Loans, net of unearned fees
5,796,599 5,647,639 5,372,729
Allowance for credit losses on loans
67,567 65,130 61,775
Loans, net of the allowance for credit losses on loans
5,729,032 5,582,509 5,310,954
Premises and equipment, net
68,539 67,311 65,984
Restricted equity securities
13,060 16,700 12,536
Interest receivable
33,303 30,385 29,507
Foreclosed assets held for sale
- 855 1,130
Goodwill and other intangible assets, net
27,457 28,259 29,081
Bank-owned life insurance
69,929 69,511 69,101
Other
92,461 84,978 95,754
Total assets $
7,120,178
$
6,894,730
$
6,601,086
Liabilities and stockholders’ equity
Deposits
Non-interest-bearing $
928,098
$
969,701
$
1,400,260
Savings,

NOW and money market
3,333,514 3,491,586 3,305,481
Time
1,838,455 1,376,027 945,567
Total deposits
6,100,067 5,837,314 5,651,308
Federal Home Loan Bank advances
262,708 314,031 218,111
Other borrowings
14,320 17,970 35,457
Interest payable and other liabilities
91,600 79,924 87,611
Total liabilities
6,468,695 6,249,239 5,992,487
Stockholders’ equity
Preferred Stock, $0.01 par value:

Authorized - 15,000 shares,
issued - 7,750 at June 30, 2023 and March 31, 2023 and no
shares at December 31, 2022
- - -
Common Stock, $0.01 par value:

Authorized - 200,000,000
shares, issued - 53,241,885, 53,189,016 and 53,036,613 shares at June 30, 2023, March 31, 2023 and December 31, 2022,
respectively
532 532 530
Treasury stock, at cost:

4,588,398 shares held at June 30,
2023, March 31, 2023 and December 31, 2022
(64,127) (64,127) (64,127)
Additional paid-in capital
539,793 539,023 530,658
Retained earnings
238,147 222,203 206,095
Accumulated other comprehensive loss
(62,862) (52,140) (64,557)
Total stockholders’ equity
651,483 645,491 608,599
Total liabilities and stockholders’ equity $
7,120,178
$
6,894,730
$
6,601,086

CROSSFIRST BANKSHARES, INC.

TABLE 2. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
Three Months Ended Six Months Ended
June 30, March 31 June 30, June 30, June 30,
2023 2023 2022 2023 2022
(Dollars in thousands except per share data)
Interest Income
Loans, including fees $ 98,982 $ 89,618 $ 47,327 $ 188,600 $ 90,055
Available-for-sale securities - taxable 2,622 1,849 1,086 4,471 2,130
Available-for-sale securities - tax-exempt 3,571 3,794 3,845 7,365 7,537
Deposits with financial institutions 1,609 2,014 369 3,623 521
Dividends on bank stocks 364 262 213 626 357
Total interest income 107,148 97,537 52,840 204,685 100,600
Interest Expense
Deposits 48,663 36,725 4,732 85,388 8,243
Fed funds purchased and repurchase agreements - 46 74 46 74
Federal Home Loan Bank Advances 3,734 2,391 1,294 6,125 2,403
Other borrowings 212 154 31 366 56
Total interest expense 52,609 39,316 6,131 91,925 10,776
Net Interest Income 54,539 58,221 46,709 112,760 89,824
Provision for Credit Losses 2,640 4,421 2,135 7,061 1,510
Net Interest Income after Provision for Credit
Losses 51,899 53,800 44,574 105,699 88,314
Non-Interest Income
Service charges and fees on customer accounts 2,110 1,829 1,546 3,939 2,954
ATM and credit card interchange income 1,213 1,264 1,521 2,477 4,185
Realized gains (losses) on available-for-sale securities - 63 (12) 63 (38)
Gain on sale of loans 1,205 187 - 1,392 -
Gains (losses) on equity securities, net 6 10 (71) 16 (174)
Income from bank-owned life insurance 418 411 407 829 795
Swap fees and credit valuation adjustments, net 84 90 12 174 130
Other non-interest income 743 567 798 1,310 1,291
Total non-interest income 5,779 4,421 4,201 10,200 9,143
Non-Interest Expense
Salaries and employee benefits 24,061 22,622 17,095 46,683 35,036
Occupancy 3,054 2,974 2,622 6,028 5,115
Professional fees 970 2,618 1,068 3,588 1,873
Deposit insurance premiums 1,881 1,531 713 3,412 1,450
Data processing 1,057 1,242 1,160 2,299 1,972
Advertising 649 752 757 1,401 1,449
Software and communication 1,655 1,651 1,198 3,306 2,468
Foreclosed assets, net (21) 149 15 128 (38)
Other non-interest expense 3,304 3,731 4,555 7,035 7,505
Core deposit intangible amortization 802 822 20 1,624 39
Total non-interest expense 37,412 38,092 29,203 75,504 56,869
Net Income Before Taxes 20,266 20,129 19,572 40,395 40,588
Income tax expense 4,219 4,021 4,027 8,240 8,215
Net Income $ 16,047 $ 16,108 $ 15,545 $ 32,155 $ 32,373
Basic Earnings Per Common Share $ 0.33 $ 0.33 $ 0.31 $ 0.66 $ 0.65
Diluted Earnings Per Common Share $ 0.33 $ 0.33 $ 0.31 $ 0.65 $ 0.64

CROSSFIRST BANKSHARES, INC.

TABLE 3. YEAR-TO-DATE ANALYSIS OF

CHANGES IN NET INTEREST
INCOME - FTE
(UNAUDITED)
Six Months Ended
June 30,
2023 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 302,763 $ 5,097 3.37% $ 220,783 $ 2,487 2.26%
Securities - tax-exempt - FTE
(1)
527,047 8,912 3.38 543,873 9,120 3.35
Federal funds sold 873 6 1.39 - - -
Interest-bearing deposits in other banks 170,287 3,617 4.28 253,771 521 0.41
Gross loans, net of unearned income
(2)
5,658,698 188,600 6.72 4,385,664 90,055 4.14
Total interest-earning assets - FTE
(1)
6,659,668 $ 206,232 6.24% 5,404,091 $ 102,183 3.81%
Allowance for loan losses (64,664) (57,324)
Other non-interest-earning assets 226,983 207,881
Total assets $ 6,821,987 $ 5,554,648
Interest-bearing liabilities
Transaction deposits $ 570,661 $ 7,839 2.77% $ 546,982 $ 596 0.22%
Savings and money market deposits 2,794,201 50,496 3.64 2,318,415 4,716 0.41
Time deposits 1,357,688 27,053 4.02 573,503 2,931 1.03
Total interest-bearing deposits 4,722,550 85,388 3.65 3,438,900 8,243 0.48
FHLB and short-term borrowings 311,471 6,423 4.16 280,883 2,477 1.78
Trust preferred securities, net of fair value
adjustments
1,070 114 21.49 1,018 56 11.11
Non-interest-bearing deposits 1,057,268 - - 1,153,499 - -
Cost of funds 6,092,359 $ 91,925 3.04% 4,874,300 $ 10,776 0.44%
Other liabilities 95,702 46,312
Stockholders’ equity 633,926 634,036
Total liabilities and stockholders' equity $ 6,821,987 $ 5,554,648
Net interest income - FTE
(1)
$ 114,307 $ 91,407
Net interest spread - FTE
(1)
3.20% 3.37%
Net interest margin - FTE
(1)
3.46% 3.41%
(1)

Tax exempt income is calculated on a tax-equivalent basis. Tax-free municipal securities are exempt from federal income taxes. The incremental income tax rate used is 21.0%.
(2)
Average gross loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported yield or rate disclosed. Accordingly, recalculations using the amounts in thousands as disclosed in this release may not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 4. QUARTERLY

ANALYSIS OF CHANGES IN NET INTEREST INCOME – FTE (UNAUDITED)
Three Months Ended
June 30, 2023 March 31, 2023 June 30, 2022
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
Average
Balance
Interest
Income /
Expense
Average
Yield /
Rate
(3)
(Dollars in thousands)
Interest-earning assets:
Securities - taxable $ 336,446 $ 2,986 3.55% $ 268,705 $ 2,111 3.14% $ 220,763 $ 1,299 2.35%
Securities - tax-exempt - FTE
(1)
511,993 4,321 3.38 542,268 4,591 3.39 553,960 4,653 3.36
Federal funds sold - - - 1,757 5 1.15 - - -
Interest-bearing deposits in other banks 145,559 1,609 4.43 195,289 2,009 4.17 198,210 369 0.75
Gross loans, net of unearned income
(2)
5,776,137 98,982 6.87 5,539,954 89,618 6.56 4,437,917 47,327 4.28
Total interest-earning assets - FTE
(1)
6,770,135 $ 107,898 6.39% 6,547,973 $ 98,334 6.08% 5,410,850 $ 53,648 3.98%
Allowance for loan losses (66,078) (63,235) (56,732)
Other non-interest-earning assets 225,915 228,063 191,539
Total assets $ 6,929,972 $ 6,712,801 $ 5,545,657
Interest-bearing liabilities
Transaction deposits $ 598,646 $ 4,339 2.91% $ 542,366 $ 3,500 2.62% $ 508,403 $ 374 0.29%
Savings and money market deposits 2,707,637 26,927 3.99 2,881,726 23,569 3.32 2,334,103 2,869 0.49
Time deposits 1,612,105 17,397 4.33 1,100,444 9,656 3.56 559,708 1,489 1.07
Total interest-bearing deposits 4,918,388 48,663 3.97 4,524,536 36,725 3.29 3,402,214 4,732 0.56
FHLB and short-term borrowings 349,763 3,888 4.46 272,754 2,535 3.77 330,064 1,368 1.66
Trust preferred securities, net of fair value
adjustments
1,077 58 21.60 1,062 56 21.39 1,024 29 11.94
Non-interest-bearing deposits 921,259 - - 1,194,788 - - 1,149,654 - -
Cost of funds 6,190,487 $ 52,609 3.41% 5,993,140 $ 39,316 2.66% 4,882,956 $ 6,129 0.50%
Other liabilities 91,994 99,451 48,160
Stockholders’ equity 647,491 620,210 614,541
Total liabilities and stockholders' equity $ 6,929,972 $ 6,712,801 $ 5,545,657
Net interest income - FTE
(1)
$ 55,289 $ 59,018 $ 47,519
Net interest spread - FTE
(1)
2.98% 3.42% 3.48%
Net interest margin - FTE
(1)
3.27% 3.65% 3.52%
(1)

Tax exempt income is calculated on a tax-equivalent basis.

Tax-free municipal securities are exempt from federal

income taxes. The incremental income tax rate

used is 21.0%.
(2)
Average loan balances include non-accrual loans.
(3)
Actual unrounded values are used to calculate the reported

yield or rate disclosed. Accordingly,

recalculations using the amounts in thousands as disclosed in this release may
not produce the same amounts.

CROSSFIRST BANKSHARES, INC.

TABLE 5. NON-GAAP FINANCIAL

MEASURES
Non-GAAP Financial Measures
In addition to disclosing financial measures determined in accordance with U.S. generally accepted accounting principles (GAAP), the
Company discloses non-GAAP financial measures in this release including “tangible common stockholders’ equity,” “tangible book value
per common share,” “adjusted efficiency ratio – fully tax equivalent

(FTE),” “adjusted net income,” “adjusted diluted earnings per common share,” “adjusted return on average assets (ROAA),” and “adjusted return on equity (ROE).”

We consider the use of select non-
GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period
comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our
performance by excluding certain expenditures or gains that we believe are not indicative of our primary business operating results. We believe that management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and
when planning, forecasting, analyzing and comparing past, present and future periods.
These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP
and you should not rely on non-GAAP financial measures alone as measures of our performance. The non-GAAP financial measures we present may differ from non-GAAP financial measures used by our peers or other companies. We compensate for these limitations by
providing the equivalent GAAP measures whenever we present the non-GAAP financial measures and by including a reconciliation of the
impact of the components adjusted for in the non-GAAP financial measure so that both measures and the individual components may be
considered when analyzing our performance.
A reconciliation of non-GAAP financial measures to the comparable GAAP financial measures follows.

CROSSFIRST BANKSHARES, INC.

Quarter Ended Six Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 6/30/2023 6/30/2022
(Dollars in thousands, except per share data)
Adjusted net income:
Net income $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 32,155 $ 32,373
Add: Acquisition costs 338 1,477 3,570 81 239 1,815 239
Add: Acquisition - Day 1 CECL provision - - 4,400 - - - -
Add: Employee separation 1,300 - - - 1,063 1,300 1,063
Less: Tax effect
(1)
(344) (310) (2,045) (17) (273) (654) (273)
Adjusted net income $ 17,341 $ 17,275 $ 17,871 $ 17,344 $ 16,574 $ 34,616 $ 33,402
Preferred stock dividends $ 103 $ - $ - $ - $ - $ 103 $ -
Diluted weighted average common shares outstanding 48,943,325 49,043,621 49,165,578 49,725,207 50,203,725 48,994,807 50,561,868
Diluted earnings per common share $ 0.33 $ 0.33 $ 0.24 $ 0.35 $ 0.31 $ 0.65 $ 0.64
Adjusted diluted earnings per common share $ 0.35 $ 0.35 $ 0.36 $ 0.35 $ 0.33 $ 0.70 $ 0.66
(1)
Represents the tax impact of the adjustments at a tax rate of 21.0%, plus permanent tax expense associated with merger related transactions
Quarter Ended Six Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 6/30/2023 6/30/2022
(Dollars in thousands)
Adjusted return on average assets:
Net income $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 32,155 $ 32,373
Adjusted net income 17,341 17,275 17,871 17,344 16,574 34,616 33,402
Average assets $ 6,929,972 $ 6,712,801 $ 6,159,783 $ 5,764,347 $ 5,545,657 $ 6,821,987 $ 5,554,648
Return on average assets 0.93% 0.97% 0.77% 1.19% 1.12% 0.95% 1.18%
Adjusted return on average assets 1.00% 1.04% 1.15% 1.19% 1.20% 1.02% 1.21%
Quarter Ended Six Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 6/30/2023 6/30/2022
(Dollars in thousands)
Adjusted return on average equity:
Net income $ 16,047 $ 16,108 $ 11,946 $ 17,280 $ 15,545 $ 32,155 $ 32,373
Adjusted net income 17,341 17,275 17,871 17,344 16,574 34,616 33,402
Average equity $ 647,491 $ 620,210 $ 589,587 $ 613,206 $ 614,541 $ 633,926 $ 634,036
Return on average equity 9.94% 10.53% 8.04% 11.18% 10.15% 10.23% 10.30%
Adjusted return on average equity 10.74% 11.30% 12.03% 11.22% 10.82% 11.01% 10.62%

CROSSFIRST BANKSHARES, INC.

Quarter Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022
(Dollars in thousands, except per share data)
Tangible common stockholders' equity:
Total stockholders' equity $ 651,483 $ 645,491 $ 608,599 $ 580,547 $ 608,016 611946000
Less: goodwill and other intangible assets 27,457 28,259 29,081 71 91
Less: preferred stock 7,750 7,750 - - - 7669000
Tangible common stockholders' equity $ 616,276 $ 609,482 $ 579,518 $ 580,476 $ 607,925
Tangible book value per common share:
Tangible common stockholders' equity $ 616,276 $ 609,482 $ 579,518 $ 580,476 $ 607,925 604277000
Common shares outstanding at end of period 48,653,487 48,600,618 48,448,215 48,787,696 49,535,949 52098062
Book value per common share $ 13.39 $ 13.28 $ 12.56 $ 11.90 $ 12.27 11.75
Tangible book value per common share $ 12.67 $ 12.54 $ 11.96 $ 11.90 $ 12.27 11.6
Quarter Ended Six Months Ended
6/30/2023 3/31/2023 12/31/2022 9/30/2022 6/30/2022 6/30/2023 6/30/2022
(Dollars in thousands)
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
Non-interest expense $ 37,412 $ 38,092 $ 36,423 $ 28,451 $ 29,203 $ 75,504 $ 56,869
Less: Acquisition costs (338) (1,477) (3,570) (81) (239) (1,815) (239)
Less: Core deposit intangible amortization (802) (822) (291) - - (1,624) -
Less: Employee separation (1,300) - - - (1,063) (1,300) (1,063)
Adjusted Non-interest expense (numerator) $ 34,972 $ 35,793 $ 32,562 $ 28,370 $ 27,901 $ 70,765 $ 55,567
Net interest income 54,539 58,221 54,015 49,695 46,709 112,760 89,824
Tax equivalent interest income
(1)
750 797 818 820 808 1,547 1,583
Non-interest income 5,779 4,421 4,359 3,780 4,201 10,200 9,143
Total tax-equivalent income (denominator) $ 61,068 $ 63,439 $ 59,192 $ 54,295 $ 51,718 $ 124,507 $ 100,550
Efficiency Ratio 62.02% 60.81% 62.40% 53.20% 57.36% 61.41% 57.46%
Adjusted Efficiency Ratio - Fully Tax Equivalent (FTE)
(1)
57.27% 56.42% 55.01% 52.25% 53.95% 56.84% 55.26%
(1)
Tax exempt income (tax-free municipal securities) is calculated on a tax equivalent basis. The incremental tax rate used is 21.0%.